Exhibit 10.59

FIRST AMENDMENT

TO THE

STATE AUTO INSURANCE COMPANIES

AMENDED AND RESTATED

DIRECTORS DEFERRED COMPENSATION PLAN

Background Information

A.

State Automobile Mutual Insurance Company and its affiliates (collectively, the “State Auto Companies”) previously adopted and maintain the State Auto Insurance Companies Amended and Restated Directors Deferred Compensation Plan (the “Plan”) for the benefit of the members of their Boards of Directors.

B.

State Automobile Mutual Insurance Company (“SAMIC”) and the other State Auto Companies now desire to amend the Plan to (1) revoke the prior assignment of SAMIC’s rights, duties and obligations under the Plan to State Auto Insurance Company of Wisconsin, formerly known as Midwest Security Insurance Company (“SA Wisconsin”), and (2) eliminate the Plan’s investment option in stock of State Auto Financial Corporation (“STFC”).

C.	Section 5.B of the Plan permits the amendment of the Plan at any time.

Amendment of the Plan

Effective as of December 1, 2005, the Plan is amended as follows:

1.	Section 1 of the Plan is amended by adding a new third paragraph to read in its entirety at follows:

Effective as of December 1, 2005, the prior assignment of all rights, duties and obligations of SAMIC under the Plan to SA Wisconsin shall be revoked and all rights, duties and obligations under the Plan shall revert back to SAMIC, as they relate to directors who serve as outside directors of SAMIC. For purposes of the Plan, the term “Company” shall mean SAMIC and State Auto Property and Casualty Insurance Company, collectively.

2.	A new last sentence is added to the end of the first paragraph of Section 3, to read in its entirety as follows:

Effective as of December 1, 2005, the Plan shall no longer permit investments in STFC Shares or Phantom Stock Units.

3.	A new last sentence is hereby added to the end of the sixth paragraph of Section 3, to read in its entirety as follows:

Effective as of December 1, 2005, the Plan shall no longer permit investments in STFC Shares.

4.	All other terms of the Plan shall remain in full force and effect.

STATE AUTO INSURANCE		STATE AUTO PROPERTY AND
COMPANY OF WISCONSIN		CASUALTY INSURANCE COMPANY

By:	/s/ John R. Lowther	By:	/s/ John R. Lowther
Title:	Senior Vice President	Title:	Senior Vice President
Date:	December 1, 2005	Date:	December 1, 2005

STATE AUTOMOBILE		STATE AUTO
MUTUAL INSURANCE COMPANY		FINANCIAL CORPORATION

By:	/s/ John R. Lowther	By:	/s/ John R. Lowther
Title:	Senior Vice President	Title:	Senior Vice President
Date:	December 1, 2005	Date:	December 1, 2005

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